                           EXHIBIT (l)

            LIMITED POWER OF ATTORNEY WITH RESPECT TO
           AMENDMENTS TO THE REGISTRATION STATEMENT OF
                 GENERAL AMERICAN CAPITAL COMPANY


The undersigned hereby constitutes and appoints the President, the Secretary, and the Treasurer of General American Capital Company, and each of them singly, his or her attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any amendments to Securities and Exchange Commission registration statement of General American Capital Company, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.





/s/ Theodore M. Armstrong
---------------------------
Theodore M. Armstrong



Date:  April 27, 1999

             LIMITED POWER OF ATTORNEY WITH RESPECT TO
            AMENDMENTS TO THE REGISTRATION STATEMENT OF
                 GENERAL AMERICAN CAPITAL COMPANY


The undersigned hereby constitutes and appoints the President, the Secretary, and the Treasurer of General American Capital Company, and each of them singly, his or her attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any amendments to Securities and Exchange Commission registration statement of General American Capital Company, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.





/s/ Alan C. Henderson
--------------------------
Alan C. Henderson



Date:  April 27, 1999

             LIMITED POWER OF ATTORNEY WITH RESPECT TO
            AMENDMENTS TO THE REGISTRATION STATEMENT OF
                 GENERAL AMERICAN CAPITAL COMPANY


The undersigned hereby constitutes and appoints the President, the Secretary, and the Treasurer of General American Capital Company, and each of them singly, his or her attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any amendments to Securities and Exchange Commission registration statement of General American Capital Company, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.





/s/ Harry E. Rich
-----------------------
Harry E. Rich



Date:  April 27, 1999